Exhibit 99.1

Contacts:
	Media Contact	Investor Contact
	DoShik Wood	Brian Denyeau
	AspenTech	ICR
	+1 781-221-5730	+1 646-277-1251
	doshik.wood@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the Third Quarter of Fiscal 2013

Burlington, Mass. — April 30, 2013 — Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its third quarter of fiscal 2013, ended March 31, 2013.

Mark Fusco, Chief Executive Officer of AspenTech, said, “AspenTech delivered strong fiscal third quarter results that exceeded our guidance on all key metrics, including approximately 13% year-over-year growth in total license contract value. Customer demand remains solid across our key vertical markets and geographies, and we are increasingly seeing customers use a broader cross-section of our product suite.”

Fusco added, “The combination of solid growth, lower than expected expense, and strong working capital management led to approximately $58 million of free cash flow during the third quarter. Through the first nine months of fiscal 2013 AspenTech has generated $111 million of free cash flow, which is up 37% from the year ago period.  We believe AspenTech is well positioned to continue driving strong cash flow, which we believe will provide us with opportunities to enhance shareholder value.”

Third Quarter Fiscal 2013 and Recent Business Highlights

•                  The license portion of total contract value was $1.58 billion for the third quarter of fiscal 2013, an increase of 12.9% compared to the third quarter of fiscal 2012 and 2.4% sequentially.

•                  Total contract value, including the value of bundled maintenance, was $1.83 billion for the third quarter of fiscal 2013, an increase of 15.0% compared to the third quarter of fiscal 2012 and 2.8% sequentially.

•                  Annual spend, which the company defines as the annualized value of all term license and maintenance revenue contracts at the end of the quarter, was approximately $322.2 million at the end of the third quarter, an increase of approximately 11% compared to the end of the third quarter of fiscal 2012.

Summary of Third Quarter Fiscal Year 2013 Financial Results

AspenTech’s total revenue of $79.4 million increased 29.4% from $61.3 million in the third quarter of the prior year.

•                  Subscription and software revenue was $60.9 million in the third quarter of fiscal 2013, an increase from $42.4 million in the third quarter of fiscal 2012.

•                  Services & other revenue was $18.5 million in the third quarter of fiscal 2013, compared to $18.9 million in the third quarter of fiscal 2012.

For the quarter ended March 31, 2013, AspenTech reported income from operations of $16.3 million, compared to a loss from operations of $2.8 million for the quarter ended March 31, 2012.

Net income was $10.5 million for the quarter ended March 31, 2013, leading to a net income per share of $0.11, compared to a net loss per share of $0.01 in the same period last fiscal year.

Non-GAAP income from operations, which adds back stock-based compensation expense, restructuring charges and amortization of intangibles associated with acquisitions, was $20.0 million for the third quarter of fiscal 2013, compared to a non-GAAP loss from operations of $37 thousand in the same period last fiscal year.  Non-GAAP net income was $12.9 million, or $0.14 per share, for the third quarter of fiscal 2013, compared to a non-GAAP net income of $1.4 million, or $0.01 per share, in the same period last fiscal year.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had cash and marketable securities of $214 million at March 31, 2013, an increase of $38.9 million from the end of the prior quarter after using $22.4 million in cash to repurchase shares of common stock.  During the third quarter, the company generated $58.5 million in cash flow from operations and $57.9 million in free cash flow after taking into consideration approximately $600,000 in capital expenditures and capitalized software.  For the nine months ended March 31, 2013, the company generated $112.6 million in cash flow from operations and $111.2 million in free cash flow.

Board of Directors Approves $150 Million Share Repurchase Program

AspenTech’s Board of Directors approved a share repurchase program for up to $150 million. This program replaces the company’s existing share repurchase program, which had approximately $65 million remaining as of March 31, 2013. The timing and amount of any shares repurchased will be determined by AspenTech based on its evaluation of market conditions and other factors. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when AspenTech might otherwise be precluded from doing so under applicable insider trading laws and regulations. The repurchase program may be suspended or discontinued at any time.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business.  As the result of adoption of new licensing models, management believes that, for the next few years, a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income (loss) and net income (loss), will be of limited value in assessing AspenTech’s performance, growth and financial condition. Accordingly, management instead is focusing on certain non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, April 30, 2013, at 4:30 p.m. (Eastern Time), to discuss the company’s financial results for the third quarter fiscal 2013 as well as the company’s business outlook.

The live dial-in number is (877) 245-0126, conference ID code 28487382. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 28487382, through June 1, 2013.

About AspenTech

AspenTech is a leading supplier of software that optimizes process manufacturing — for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient. To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com.

© 2013 Aspen Technology, Inc. AspenTech, aspenONE and the Aspen leaf logo are trademarks of Aspen Technology, Inc. All rights reserved.  All other trademarks are property of their respective owners.

Forward-Looking Statements

The second and third paragraphs of this press release contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to develop new software products, enhance existing products and services, or penetrate new vertical markets; demand for, or usage of, aspenONE software declines for any reason; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; risks associated with operations outside the United States; weaknesses in AspenTech’s internal controls; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any current intention to update forward-looking statements after the date of this press release.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Revenue:
Subscription and software	$60,899	$42,444	$174,436	$120,856
Services and other	18,458	18,893	53,687	58,261
Total revenue	79,357	61,337	228,123	179,117
Cost of revenue:
Subscription and software	3,229	2,717	9,519	8,063
Services and other	9,420	9,713	27,841	31,113
Total cost of revenue	12,649	12,430	37,360	39,176
Gross profit	66,708	48,907	190,763	139,941
Operating expenses:
Selling and marketing	22,958	24,279	67,852	70,043
Research and development	15,772	14,423	46,577	40,959
General and administrative	11,685	13,103	36,124	40,480
Restructuring charges	(41)	(84)	(7)	(143)
Total operating expenses	50,374	51,721	150,546	151,339
Income (loss) from operations	16,334	(2,814)	40,217	(11,398)
Interest income	807	1,776	2,861	6,041
Interest expense	(12)	(611)	(385)	(2,718)
Other expense, net	(18)	(26)	(352)	(2,483)
Income (loss) before provision for (benefit from) income taxes	17,111	(1,675)	42,341	(10,558)
Provision for (benefit from) income taxes	6,598	(1,155)	17,478	(2,138)
Net income (loss)	$10,513	$(520)	$24,863	$(8,420)
Net income (loss) per common share:
Basic	$0.11	$(0.01)	$0.27	$(0.09)
Diluted	$0.11	$(0.01)	$0.26	$(0.09)
Weighted average shares outstanding:
Basic	93,730	93,583	93,556	93,851
Diluted	95,400	93,583	95,475	93,851

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share data)

	March 31,	June 30,
	2013	2012

ASSETS
Current assets:
Cash and cash equivalents	$139,042	$165,242
Short-term marketable securities	30,535	—
Accounts receivable, net	28,996	31,450
Current portion of installments receivable, net	18,969	33,184
Collateralized receivables	—	6,297
Unbilled services	2,217	1,592
Prepaid expenses and other current assets	8,884	16,219
Prepaid income taxes	151	283
Current deferred tax assets	6,755	7,196
Total current assets	235,549	261,463
Long-term marketable securities	44,538	—
Non-current installments receivable, net	2,645	14,046
Property, equipment and leasehold improvements, net	7,176	7,037
Computer software development costs, net	1,480	1,689
Goodwill	19,465	19,399
Non-current deferred tax assets	43,318	58,559
Other non-current assets	7,490	6,142
Total assets	$361,661	$368,335

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Secured borrowings	$—	$10,756
Accounts payable	1,432	2,566
Accrued expenses and other current liabilities	29,416	37,989
Income taxes payable	875	598
Current deferred revenue	163,623	143,578
Current deferred tax liabilities	232	232
Total current liabilities	195,578	195,719
Non-current deferred revenue	52,251	43,595
Other non-current liabilities	14,005	15,429
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares at March 31, 2013 and June 30, 2012 Issued and outstanding— none at March 31, 2013 and June 30, 2012	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 99,316,649 shares at March 31, 2013 and 96,663,580 shares at June 30, 2012
Outstanding— 93,900,675 shares at March 31, 2013 and 93,465,955 shares at June 30, 2012	9,932	9,666
Additional paid-in capital	568,247	547,546
Accumulated deficit	(370,216)	(395,079)
Accumulated other comprehensive income	7,751	8,095
Treasury stock, at cost—5,415,974 shares of common stock at March 31, 2013 and 3,197,625 at June 30, 2012	(115,887)	(56,636)
Total stockholders’ equity	99,827	113,592
Total liabilities and stockholders’ equity	$361,661	$368,335

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited and in thousands)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income (loss)	$10,513	$(520)	$24,863	$(8,420)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,427	1,291	4,114	3,984
Net foreign currency (gain) loss	(363)	(434)	(667)	784
Stock-based compensation	3,527	2,825	11,295	9,604
Deferred income taxes	5,810	(1,355)	15,668	(3,665)
Provision for bad debts	(131)	507	31	104
Other non-cash operating activities	337	473	365	486
Changes in assets and liabilities:
Accounts receivable	10,352	7,677	2,395	(391)
Unbilled services	(1,251)	(708)	(645)	1,197
Prepaid expenses, prepaid income taxes, and other assets	(1,017)	(838)	4,888	(70)
Installments and collateralized receivables	7,264	15,782	32,365	42,510
Accounts payable, accrued expenses, and other liabilities	(2,683)	(617)	(11,186)	(9,209)
Deferred revenue	24,699	30,607	29,138	46,056
Net cash provided by operating activities	58,484	54,690	112,624	82,970
Cash flows from investing activities:
Purchase of marketable securities	(75,713)	—	(75,713)	—
Purchase of property, equipment and leasehold improvements	(451)	(253)	(3,018)	(1,175)
Insurance proceeds	—	—	2,222	—
Purchase of technology intangibles	(375)	—	(902)	—
Payments for acquisitions, net of cash acquired	—	(2,617)	—	(2,617)
Capitalized computer software development costs	(158)	(95)	(593)	(487)
Net cash used in investing activities	(76,697)	(2,965)	(78,004)	(4,279)
Cash flows from financing activities:
Exercise of stock options	6,310	2,475	15,430	6,581
Proceeds from secured borrowings	—	—	—	4,982
Repayments of secured borrowings	—	(1,850)	(11,010)	(22,270)
Repurchases of common stock	(22,399)	(11,879)	(59,251)	(32,119)
Payment of tax withholding obligations related to restricted stock	(1,470)	(1,356)	(5,758)	(3,125)
Net cash used in financing activities	(17,559)	(12,610)	(60,589)	(45,951)
Effects of exchange rate changes on cash and cash equivalents	(410)	194	(231)	(161)
(Decrease) increase in cash and cash equivalents	(36,182)	39,309	(26,200)	32,579
Cash and cash equivalents, beginning of period	175,224	143,255	165,242	149,985
Cash and cash equivalents, end of period	$139,042	$182,564	$139,042	$182,564

Supplemental disclosure of cash flow information:
Income tax paid, net	$880	$1,261	$2,692	$1,599
Interest paid	12	611	385	2,718

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

GAAP Results Reconciled to Non-GAAP Results

The following table reflects selected Aspen Technology GAAP results reconciled to non-GAAP results.
(Unaudited and in thousands, except per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2013	2012	2013	2012
Total expenses
GAAP total expenses (a)	$63,023	$64,151	$187,906	$190,515
Less:
Stock-based compensation (b)	(3,527)	(2,825)	(11,295)	(9,604)
Restructuring charges	41	84	7	143
Amortization of purchased intangibles	(201)	(36)	(503)	(36)
Non-GAAP total expenses	$59,336	$61,374	$176,115	$181,018

Income (loss) from operations
GAAP income (loss) from operations	$16,334	$(2,814)	$40,217	$(11,398)
Plus:
Stock-based compensation (b)	3,527	2,825	11,295	9,604
Restructuring charges	(41)	(84)	(7)	(143)
Amortization of purchased intangibles	201	36	503	36
Non-GAAP income (loss) from operations	$20,021	$(37)	$52,008	$(1,901)

Net income (loss)
GAAP net income (loss)	$10,513	$(520)	$24,863	$(8,420)
Plus:
Stock-based compensation (b)	3,527	2,825	11,295	9,604
Restructuring charges	(41)	(84)	(7)	(143)
Amortization of purchased intangibles	201	36	503	36
Less:
Income tax effect on Non-GAAP items (c)	(1,331)	(826)	(4,257)	(2,796)
Non-GAAP net income (loss)	$12,869	$1,431	$32,397	$(1,719)

Diluted income (loss) per share
GAAP diluted income (loss) per share	$0.11	$(0.01)	$0.26	$(0.09)
Plus:
Stock-based compensation (b)	0.04	0.03	0.12	0.10
Restructuring charges	—	—	—	—
Amortization of intangible assets	—	—	0.01	—
Less:
Income tax effect on Non-GAAP items (c)	(0.01)	(0.01)	(0.04)	(0.03)
Non-GAAP diluted income (loss) per share	$0.14	$0.01	$0.35	$(0.02)

Shares used in computing diluted income (loss) per share	95,400	95,992	95,475	93,851

(a) GAAP total expenses

	Three Months Ended March 31,		Nine Months Ended March 31,
	2013	2012	2013	2012
Total costs of revenue	$12,649	$12,430	$37,360	$39,176
Total operating expenses	50,374	51,721	150,546	151,339
GAAP total expenses	$63,023	$64,151	$187,906	$190,515

(b) Stock-based compensation expense was as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2013	2012	2013	2012
Cost of services and other	$325	$280	$984	$897
Selling and marketing	994	1,103	2,943	3,502
Research and development	770	319	2,253	1,020
General and administrative	1,438	1,123	5,115	4,185
Total stock-based compensation	$3,527	$2,825	$11,295	$9,604

(c) The income tax effect on Non-GAAP items for the three and nine months ended March 31, 2013 is calculated utilizing an estimate of our future effective tax rate.